                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-11329 of Reliant Energy, Incorporated on Form S-8 of our report dated June 22, 2000, appearing in this Annual Report on Form 11-K of the Reliant Energy, Incorporated Savings Plan for the year ended December 31, 1999.




Houston, Texas
June 27, 2000